UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2003

    BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8739	22-1970303
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1830 Route 130, Burlington, NJ		08016
(Address of principal Executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 387-7800

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT INDEX
Exhibit No.
99.1	Press Release, dated April 3, 2003.

ITEM 9.     REGULATION FD DISCLOSURE

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On April 3, 2003, the Registrant issued a press release reporting its net income for its third fiscal quarter of 2003. A copy of the press release is attached as an exhibit to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
By: /s/ Monroe G. Milstein Monroe G. Milstein President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.
99.1	Press Release, dated April 3, 2003.